Exhibit 10.21

Execution Version
CLOSING AGREEMENT AND SECOND AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Closing Agreement and Second Amendment to Membership Interest Purchase Agreement (this “Amendment”) is dated as of January 27, 2025 (the “Amendment Date”) but is effective for all purposes as of November 12, 2024 (the “Execution Date”) and is entered into by and among Franklin Mountain Energy Holdings, LP, a Delaware limited partnership (“FMEH”), Franklin Mountain Energy Holdings 2, LP, a Delaware limited partnership (“FMEH2”), and Franklin Mountain GP2, LLC, a Texas limited liability company (“FMGP2”, and together with FMEH and FMEH2, “Sellers” and each individually, a “Seller”), Coterra Energy Inc., a Delaware corporation (“Purchaser Parent”), Coterra Energy Operating Co., a Delaware corporation (f/k/a Cimarex Energy Co.) (“Purchaser”), and, solely in its capacity as Seller Representative hereunder, FMEH. Sellers and Purchaser are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, Sellers, Purchaser, and FMEH (in its capacity as Seller Representative) entered into that certain Membership Interest Purchase Agreement dated as of the Execution Date (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Parties have previously amended the Agreement in certain respects, as set forth in that certain First Amendment to Membership Interest Purchase Agreement dated as of December 28, 2024; and

WHEREAS, the Parties desire to further amend the Agreement in certain respects, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    The first sentence of Section 2.4(a)(ix) of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:
“(ix) increased by the aggregate amount of Indebtedness to the extent incurred after the Effective Time and prior to the Closing (other than Indebtedness that is paid off by or on behalf of the Purchaser at or prior to the Closing).”
2.    The first sentence of Section 2.4(d) of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:
“Notwithstanding anything to the contrary herein: (i) for purposes of any Adjustment Amount included in the Preliminary Settlement Statement, all adjustments shall be made (A) thirty nine and three tenths percent (39.3%) to the Stock Consideration based on a price of $24.45 per share and (B) sixty and seven tenths percent (60.7%) the Cash Consideration, the intent of the Parties to apply such adjustments to the Stock Consideration and the Cash Consideration pro rata; provided that to the extent the Purchase Price is adjusted pursuant to Section 2.4(a)(i) as a result of Title Defects affecting the Sandia Assets, such adjustment shall be made one hundred percent (100%) to the Cash Consideration; and (ii) for purposes of any

Adjustment Amount included in the Final Settlement Statement, any positive or negative adjustment will be paid or settled by the Parties in cash.”
3.    Section 6.7(c) of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

“[Reserved.]”
4.    Section 6.7(d) of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:
“The Parties hereby acknowledge and agree that a D&O Indemnified Party may have certain rights to indemnification, advancement of expenses or insurance provided by Persons other than the Company Group (collectively, the “Other Indemnitors”). Notwithstanding the foregoing, following the Closing, Purchaser agrees on its behalf and on behalf of the Company Group that the Company Group (i) shall be the indemnitors of first resort (i.e., their respective obligations to any D&O Indemnified Party hereunder are primary and any obligation of any Other Indemnitor to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any D&O Indemnified Party shall be secondary to Purchaser and the Company Group) with regard to matters arising from the affairs of the Company Group; (ii) shall be required to advance the full amount of expenses incurred by such D&O Indemnified Party in accordance with the applicable Organizational Documents of any Company as in effect as of the Closing and to the extent permitted under applicable Law; and (iii) irrevocably waives, relinquishes and releases the Other Indemnitors from any and all claims against the Other Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Parties further agree that no advancement or payment by the Other Indemnitors on behalf of any D&O Indemnified Party with respect to any claim for which such D&O Indemnified Party has sought indemnification from the Company Group shall affect the foregoing and the Other Indemnitors shall have a right of contribution or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such D&O Indemnified Party against the Company Group. The Other Indemnitors are express third-party beneficiaries of the terms of this Section 6.7. The provisions of this Section 6.7 are intended to be for the benefit of each D&O Indemnified Party, his or her heirs and his or her representatives.”
5.    Annex A to the Agreement is hereby amended by deleting the definition of “D&O Tail Policy” in its entirety.
6.    Section 6.17 of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:
“[Reserved.]”
7.    Schedule EA of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:
“None.”
8.    Except to the limited extent amended hereby, the Agreement shall continue in full force and effect, and the Parties ratify and confirm the Agreement as specifically amended hereby. After giving effect to this Amendment, any references in the Agreement to “this Agreement” or to the words “hereof” or “hereunder” or words of similar import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind or nature (other than in this Amendment or as otherwise expressly provided), shall mean the Agreement as amended by this Amendment, whether or not this Amendment is expressly referenced. All references in the Agreement to “Execution Date,” “the date hereof” or “the date of this Agreement” shall refer to November 12, 2024.
9.    Sections 14.2 (Counterparts), 14.5 (Governing Law; Waiver of Jury Trial), 14.8 (Entire Agreement), 14.11 (Construction), 14.12 (Limitation on Damages), and 14.16 (Severability) of the Agreement shall apply mutatis mutandis to this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties on the Amendment Date.
SELLERS
Franklin Mountain Energy Holdings, LP
By: _/s/ SCOTT WEAVER_______________
Name: Scott Weaver
Title: Vice President
Franklin Mountain Energy Holdings 2, LP
By: _/s/ SCOTT WEAVER_______________
Name: Scott Weaver
Title: Vice President
Franklin Mountain GP2, LLC
By: _/s/ SCOTT WEAVER_______________
Name: Scott Weaver
Title: Vice President
IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties on the Amendment Date.
PURCHASER
Coterra Energy Operating Co.
By: _/s/ SHANNON E. YOUNG III________
Name: Shannon E. Young III
Title: Executive
PURCHASER PARENT
Coterra Energy Inc.
By: _/s/ SHANNON E. YOUNG III________
Name: Shannon E. Young III
Title: Executive
IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties on the Amendment Date.
SELLER REPRESENTATIVE
Franklin Mountain Energy Holdings, LP, solely
in its capacity as Seller Representative hereunder
By: Franklin Mountain Energy GP, LLC, its General
Partner
By: _/s/ SCOTT WEAVER_______________
Name: Scott Weaver
Title: Vice President
[Signature Page to Closing Agreement and Second Amendment]